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                       INTERNATIONAL SPORTS WAGERING INC.

                             PROPRIETARY INFORMATION
             INVENTIONS AND NON-SOLICITATION AGREEMENT FOR EMPLOYEES

      I recognize that International Sports Wagering Inc. a Delaware corporation, together with its subsidiaries and affiliates (collectively, the "Company"), is engaged in a continuous program of research, development and production respecting its business, present and future.

      I understand that:

      A. As part of my employment by the Company, I am expected to make new contributions and inventions of value to the Company;

      B. My employment creates a relationship of confidence and trust between me and the Company with respect to any information:

            (1)   Applicable to the business of the Company; or

            (2) Applicable to the business of any client or customer of the Company, which may be made known to me by the Company or by any client or customer of the Company, or learned by me in such context during the period of my employment.

      C. The Company possesses and will continue to possess information that has been created, discovered, developed, or otherwise become known to the Company (including, without limitation, information created, discovered, developed, or made known by me during the period of or arising out of my employment by the Company) and/or in which property rights have been assigned or otherwise conveyed to the Company, which information has commercial value in the business in which the Company is or may become engaged. All of the aforementioned information is hereinafter called "Proprietary Information." By way of illustration, but not limitation, Proprietary Information includes trade secrets, processes, structures, formulas, data and know-how, improvements, inventions, product concepts, techniques, marketing plans, strategies, forecasts, customer lists, information regarding products, designs, methods, systems, software programs, works of authorship, projects, plans and proposals, information about the Company's employees and/or consultants (including, without limitation, the compensation, job responsibility and job performance of such employees and/or consultants, information about business and financial matters (including, without limitation, information relating to costs, profits, budgets and plans for future development and any other trade secrets and proprietary information relating to the Company or its customers, other than information which is otherwise generally available to the public other than as a result of a disclosure by me.
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      D. As used herein, the period of my employment includes any time in which
I may be retained by the Company as a director or consultant.

      In consideration of my employment or continued employment, as the case may be, and the compensation received by me from the Company from time to time, I hereby agree as follows:

      1. Ownership of Proprietary Information. All Proprietary Information shall be the sole property of the Company and its assigns, and the Company and its assigns shall be the sole owner of all patents, copyrights and other rights in connection therewith. I hereby assign to the Company any rights I may have or acquire in such Proprietary Information. At all times, both during my employment by the Company and after its termination, I will keep in confidence and trust all Proprietary Information, and I will not use or disclose any Proprietary Information or anything directly relating to it without the written consent of the Company, except as may be necessary in the ordinary course of performing my duties as an employee of the Company and only for the benefit of the Company. Notwithstanding the foregoing, it is understood that, at all such times I am free to use (a) information in the public domain not as a result of a breach of this Agreement and (b) my own skill, knowledge, know-how and experience to whatever extent and in whatever way I wish, in each case consistent with any of the obligations as an employee of the Company.

      2. Sole Employment. I agree that during the term of my employment by the Company I will devote my efforts diligently and faithfully on a full-time basis to the business of the Company.

      3. Delivery of Documents and Data. I agree that during my employment I shall not make, use or permit to be used any notes, memoranda, reports, lists, records, drawings, sketches, specifications, software programs, data, documentation or other materials of any nature relating to any matter within the scope of the business of the Company or concerning any of its dealings or affairs (the "Materials") otherwise than for the benefit of the Company. I further agree that I shall not, after the termination of my employment, use or permit to be used any such Materials, it being agreed that all of the foregoing shall be and remain the sole and exclusive property of the Company. In the event of the termination of my employment by me or by the Company for any reason, I will deliver to the Company all Materials, I will not take with me or deliver to anyone else any Materials or any reproduction of any description containing or pertaining to any Proprietary Information and I will sign and deliver the "Termination Certification" attached hereto as Exhibit B.

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      4. Disclosure of Inventions. I will promptly disclose to the Company, or any persons designated by it, all improvements, modifications, developments, documentation, data, inventions, designs, ideas, copyrightable works, discoveries, trademarks, copyrights, trade secrets, formulas, processes, techniques, know-how, and data, whether or not patentable, made or conceived or reduced to practice or learned by me, either alone or jointly with others, during the period of my employment (whether or not during normal working hours) which are related to or useful in the actual or anticipated business of the Company, or result from tasks assigned me by the Company or result from use of premises or equipment owned, leased, or contracted for by the Company (all said improvements, inventions, designs, ideas, copyrightable works, discoveries, trademarks, copyrights, trade secrets, formulas, processes, techniques, know-how and data shall be collectively hereinafter called "Inventions").

      5. Assignment of and Assistance on Inventions. I hereby assign to the Company any rights I may have or acquire in all Inventions and agree that all Inventions shall be the sole property of the Company and its assigns, and the Company and its assigns shall be the sole owner of all patents, copyrights and other rights in connection therewith. I further agree to assist the Company in every proper way (but at the Company's expense) to obtain and, from time to time, enforce patents, copyrights or other rights on said Inventions in any and all countries, and to that end I will execute all documents necessary:

      (a) to apply for, obtain and vest in the name of the Company alone (unless the Company otherwise directs) letters patent, copyrights or other analogous protection in any country throughout the world and when so obtained or vested to renew and restore the same; and

      (b) to defend any opposition proceedings in respect of such applications and any opposition proceedings or petitions or applications for revocation of such letters patent, copyright or other analogous protection.

      In the event the Company is unable, after reasonable effort, to secure my signature on any letters patent, copyright or other analogous protection relating to an Invention, whether because of my physical or mental incapacity or for any other reason whatsoever, I hereby irrevocably designate and appoint the Company and its duly authorized officers and agents as my agent and attorney-in-fact, to act for and in my behalf and stead to execute and file any such application or applications and to do all other lawfully permitted acts to further the prosecution and issuance of letters patent, copyright or other analogous protection thereon with the same legal force and effect as if executed by me. My obligation to

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assist the Company in obtaining and enforcing patents and copyrights for such
Inventions in any and all countries shall continue beyond the termination of my employment, but the Company shall compensate me at a reasonable rate after such termination for time actually spent by me at the Company's request on such assistance.

      I acknowledge that all original works of authorship which are made by me (solely or jointly with others) within the scope of my employment and which are protectable by copyright are being created at the instance of the Company and are "works made for hire," as that term is defined in the United States Copyright Act (17 USCA, Section 101). If such laws are inapplicable or in the event that such works, or any part thereof, are determined by a court of competent jurisdiction not to be a work made for hire under the United States copyright laws, this agreement shall operate as an irrevocable and unconditional assignment by me to the Company of all of my right, title and interest (including, without limitation all rights in and to the copyrights throughout the world, including the right to prepare derivative works and the right to all renewals and extensions) in the works in perpetuity.

      6. Prior Inventions. All improvements, inventions, designs, ideas, copyrightable works, discoveries, trademarks, copyrights, trade secrets, formulas, processes, techniques, know-how and data relevant to the subject matter of my employment by the Company which have been made or conceived or first reduced to practice by me alone or jointly with others prior to my engagement by the Company shall be deemed "Inventions" for the purposes of this Agreement except as set forth on Exhibit A hereto. I represent that the Inventions identified in the pages, if any, attached hereto comprise all the unpatented and uncopyrighted Inventions which I have made or conceived prior to my employment by the Company, which Inventions are excluded from this Agreement. I understand that it is only necessary to list the title and purpose of such Inventions but not details thereof.

      7. No Breach of Duty. I represent that my performance of all the terms of this Agreement and as an employee of the Company does not, and to the best of my present knowledge and belief, will not breach any agreement or duty to keep in confidence proprietary information acquired by me in confidence or in trust prior to my employment by the Company. I have not entered into, and I agree will not enter into, any agreement either written or oral in conflict herewith. I am not at the present time restricted from being employed by the Company or entering into this Agreement.

      8. No Prior Employer Property. I understand as part of the consideration for the offer of employment extended to me by the Company and of my employment or continued employment by the

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Company, that I have not brought and will not bring with me to the Company, or use in the performance of my responsibilities at the Company, any materials or documents of a former employer which are not generally available to the public, unless I or the Company have obtained written authorization from the former employer for their possession and use.

      Accordingly, this is to advise the Company that the only materials or documents of a former employer which are not generally available to the public that I will bring to the Company or use in my employment are identified on Exhibit A attached hereto, and as to each such item, I represent that I have obtained, prior to the effective date of my employment with the Company, written authorization for their possession and use in my employment with the Company.

      I also understand that, in my employment with the Company, I am not to breach any obligation of confidentiality or duty that I have to former employers, and I agree that I shall fulfill all such obligations during my employment with the Company.

      9. Non-Solicitation. During the term of my employment by the Company, and for twelve months thereafter, I shall not, directly or indirectly, without the prior written consent of the Company:

            (a) solicit or induce any employee of the Company to leave the employ of the Company or hire for any purpose any employee of the Company or any employee who has left the employment of the Company within six months of the termination of said employee's employment with the Company;

            (b) solicit or accept employment or be retained by any competitor of the Company, unless such employment or retention would not involve my engaging in competitive activities with the business of the Company at the time of termination of my employment; or

            (c) solicit or accept the business of any client of the Company.

      The provisions of Subsection 9(c) above shall not apply to me if my employment with the Company is terminated by the Company without "cause." "Cause" shall mean (i) that I have engaged in willful and material misconduct, including willful and material failure to perform my duties as an employee of the Company, or (ii) that I have breached this Agreement in any material respect, which

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breach has not been cured by me within thirty days after written notice of such breach has been delivered to me.

      10. No Employment Agreement. I agree that the Company is not by reason of this Agreement obligated to continue me in its employment.

      11. Remedies for Breach. I agree that any breach of this Agreement by me would cause irreparable damage to the Company and that, in the event of such breach, the Company shall have, in addition to any and all remedies of law, the right to an injunction, specific performance or other equitable relief to prevent or redress the violation of my obligations hereunder. Nothing contained herein shall be construed to prohibit the Company from pursuing any other remedies available at law or equity for any breach or threatened breach or violation of any obligation hereunder, including, without limitation, the recovery of damages.

      12. Separability. If any provision hereof shall be declared unenforceable for any reason, such enforceability shall not affect the enforceability of the remaining provisions of this Agreement. Further, such provision shall be reformed and construed to the extent permitted by law so that it would be valid, legal and enforceable to the maximum extent possible.

      13. Effective Date. This Agreement shall be effective as of the first day of my employment by the Company, namely: __________.

      14. Assignability. This Agreement shall be binding upon me, my heirs, executors, assigns, and administrators, shall inure to the benefit of the Company, its successors, and assigns, and shall survive the termination of my employment by the Company, regardless of the manner of such termination.

      15. Applicable Law. This Agreement shall in all respects be governed by, and construed and enforced in accordance with the laws of the State of New York, without reference to conflict of laws principles.

      16. Amendment; Waiver. Any amendment to or modification of this Agreement, and any waiver of any provision hereof, shall be in writing. Any waiver by the Company of a breach of any provision of


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this Agreement shall not operate or be construed as a waiver of my subsequent breach hereof.

Dated as of:                            By:
             ---------------                -------------------------
                                            (Signature)

ACCEPTED AND AGREED TO:
                                         ----------------------------
                                         (Print or Type Name)

INTERNATIONAL SPORTS WAGERING INC.


By:
   --------------------------
   Name:
   Title:


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                                    EXHIBIT A

International Sports Wagering Inc.
32 Heights Rd
Wayne, NJ  07470


Ladies and Gentlemen:

      1. The following is a complete list of all inventions or improvements relevant to the subject matter of my employment by you (the "Company") which have been made or conceived or first reduced to practice by me alone or jointly with others prior to my employment by the Company which shall not be deemed to be "Inventions" for purposes of the foregoing Proprietary Information, Inventions and Non-Solicitation Agreement:

                        No inventions or improvements
            --------
                        See Below
            --------

            ----------------------------------------------------------

            ----------------------------------------------------------

            ----------------------------------------------------------

            ----------------------------------------------------------
                       Additional sheets attached
            --------

      2. I propose to bring to my employment the following materials and documents of a former employer which are not generally available to the public, which materials and documents may be used in my employment:

                        No materials
            --------
                        See Below
            --------


            ----------------------------------------------------------

            ----------------------------------------------------------

            ----------------------------------------------------------

            ----------------------------------------------------------
                      Additional sheets attached
            --------

      The signature below confirms that my continued possession and use of these materials is authorized by my former employer.

                                          Very truly yours,


                                          --------------------------
                                          (Signature)

Dated as of
            ------------------            --------------------------
                                          (Print or Type Name)
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                                    EXHIBIT B

                       INTERNATIONAL SPORTS WAGERING INC.

                            Termination Certification

      This is to certify that I do not have in my possession, nor have I failed to return, any devices, records, data, notes, reports, proposals, lists, correspondence, specifications, drawings, blueprints, sketches, materials, equipment, other documents or property, or reproductions of any aforementioned items belonging to International Sports Wagering Inc., its subsidiaries, affiliates, successors or assigns (together, the "Company").

      I further certify that I have complied with all the terms of the Company's Proprietary Information, Inventions and Non-Solicitation Agreement signed by me, including the reporting of any Inventions and original works of authorship (as defined therein), conceived or made by me (solely or jointly with others) covered by that agreement.

      I further agree that, in compliance with the Proprietary Information, Inventions and Non-Solicitation Agreement, I will preserve as confidential all trade secrets, confidential knowledge, data and other proprietary information relating to products, processes, know-how, designs, formulas, developmental or experimental work, computer lists, business plans, financial works or authorship, customer lists, business plans, financial information or other subject matter pertaining to any business of the Company or any of its clients, consultants or licenses.

Date:
      ----------------------------

                                          --------------------------
                                          (Signature)



                                          ---------------------------
                                          (print or type name)